Exhibit 99.2

2018 First Quarter Results Earnings Release Presentation April 17, 2018

This communication contains certain “forward-looking statements” about PacWest Bancorp (the “Company”) and its subsidiaries within the meaning of the Private Securities Litigation Reform Act of 1995, including certain plans, strategies, goals, and projections and including statements about our expectations regarding our allowance for loan and lease losses, credit trends, deposit growth, profitability, capital management, interest rate risk, estimated impacts of the Tax Cuts and Jobs Act and operating expenses. All statements contained in this communication that are not clearly historical in nature are forward-looking, and the words “anticipate,” “assume,” “intend,” “believe,” “forecast,” “expect,” “estimate,” “plan,” “continue,” “will,” “should,” “look forward” and similar expressions are generally intended to identify forward-looking statements. All forward-looking statements (including statements regarding future financial and operating results and future transactions and their results) involve risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance or achievements. Actual results could differ materially from those contained or implied by such forward-looking statements for a variety of factors, including without limitation: higher than anticipated delinquencies, charge-offs and loan and lease losses; reduced demand for our services due to strategic or regulatory reasons; changes in economic or competitive market conditions could negatively impact investment or lending opportunities or product pricing and services; credit quality deterioration or pronounced and sustained reduction in market values or other economic factors which adversely affect our borrowers’ ability to repay loans and leases and/or require an increased provision for loan and lease losses; compression of the net interest margin due to changes in our interest rate environment, loan products, spreads on newly originated loans and leases and/or asset mix; the impact of asset/liability repricing risk and liquidity risk on net interest margin and the value of investments; higher than anticipated increases in operating expenses; increased costs to manage and sell foreclosed assets; the need to retain capital for strategic or regulatory reasons; the financial performance of the Company; increased litigation; increased asset workout or loan servicing expenses; higher compensation costs and professional fees to retain and/or incent employees; our ability to complete future acquisitions, and to successfully integrate such acquired entities or achieve expected benefits, synergies and/or operating efficiencies within expected timeframes or at all; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on our business and business strategies; and other risk factors described in documents filed by the Company with the U.S. Securities and Exchange Commission (“SEC”). All forward-looking statements included in this communication are based on information available at the time of the communication. Pro forma, projected and estimated numbers are used for illustrative purposes only and are not forecasts, and actual results may differ materially. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Forward-Looking Statements

First Quarter Highlights 4 Investment Securities 9 Loans and Leases 11 Credit Quality 15 Deposits 19 Controlled Expenses 22 Non-GAAP Measurements 25 Presentation Index

First Quarter Highlights

First Quarter Highlights Robust Earnings Net earnings of $118.3 million EPS of $0.93 ROAA and ROATE of 1.99% and 21.08% (1) Industry Leading Net Interest Margin Tax equivalent NIM of 5.11%, up 14bps from Q4 Yield on average loans and leases of 6.11% Low Efficiency Ratio Efficiency ratio of 41.7% Average branch size of $238 million in deposits Noninterest expense to average assets of 2.15% Profitable Deposit Base Cost of average total deposits of 31 bps Core deposits now represent 87% of total deposits Used cash flow loan sale proceeds primarily to reduce the balance of wholesale deposits Loan and Lease Production and Credit Quality Loan and lease production of $788.5 million NPAs to total loans and leases and foreclosed assets of 0.64% compared to 0.93% at December 31, 2017 Classified loans and leases to total loans and leases of 1.26% compared to 1.64% at December 31, 2017 Strong Capital Levels Tangible common equity ratio of 10.43% (1) CET1 and total capital ratios of 11.16% and 14.12% Tangible book value per share of $17.75 (1) See “Non-GAAP Measurements” slide on page 25.

Financial Highlights See “Non-GAAP Measurements” slide on page 25. ? ($ in millions, except per share amounts) 1Q18 4Q17 Q / Q Total Assets 24,149 $ 24,995 $ -3% Loans and Leases Held for Investment, net of deferred fees 16,455 $ 16,973 $ -3% Total Deposits 18,079 $ 18,866 $ -4% Core Deposits 15,662 $ 15,937 $ -2% Net Earnings 118.3 $ 84.0 $ 41% Earnings Per Share 0.93 $ 0.66 $ 41% Return on Average Assets ("ROAA") 1.99% 1.34% 0.65 Return on Average Tangible Equity ("ROATE") (1) 21.08% 13.75% 7.33 Tangible Common Equity Ratio (1) 10.43% 10.50% -0.07 Tangible Book Value Per Share (1) 17.75 $ 18.24 $ -3% Net Interest Margin 5.11% 4.97% 0.14 Efficiency Ratio 41.7% 41.0% 0.7

Solid Earnings Track Record ($ in millions, except Diluted EPS) 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Net Earnings 82.2 $ 93.9 $ 85.6 $ 78.7 $ 93.6 $ 101.5 $ 84.0 $ 118.3 $ Diluted EPS 0.68 $ 0.77 $ 0.71 $ 0.65 $ 0.77 $ 0.84 $ 0.66 $ 0.93 $ $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $20 $40 $60 $80 $100 $120 $140 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Diluted EPS Millions Net Earnings Diluted EPS

Solid Capital Position – 1Q18 (Preliminary)


TCE / TA
11.87%
12.12%
12.19%
11.54%
11.67%
11.75%
12.02%
10.50%
10.43%
8.78%
8.68%
8.92%
8.64%
8.80%
8.81%
8.87%
8.79%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
PACW
Median Banks $15-$25B


T1 Leverage
11.51%
11.92%
12.13%
11.91%
11.87%
11.90%
12.02%
10.66%
10.66%
9.04%
9.16%
9.14%
9.28%
9.29%
9.33%
9.33%
9.55%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
PACW
Median Banks $15-$25B


Total Capital
15.96%
16.08%
16.18%
15.56%
15.56%
15.42%
15.74%
13.75%
14.12%
13.05%
13.05%
13.05%
13.22%
13.16%
13.34%
13.17%
13.20%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
PACW
Median Banks $15-$25B


CET1
12.63%
12.72%
12.83%
12.31%
12.31%
12.28%
12.52%
10.91%
11.16%
10.61%
10.50%
10.44%
10.90%
10.88%
11.00%
10.87%
10.74%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
PACW
Median Banks $15-$25B

PacWest Bancorp

Source: SNL Financial. Peer data through 4Q17.

First Quarter 2018 | PACW | p. 8

Investment Securities

3.08% overall portfolio tax equivalent yield (2) (1) Fair value (2) Yield is for 1Q18 Investment Portfolio Average Life and Effective Duration Municipal Securities Composition Diversified Investment Portfolio 7.0 6.7 6.8 7.0 6.5 5.7 5.7 5.9 6.0 5.7 4 5 6 7 8 1Q17 2Q17 3Q17 4Q17 1Q18 Years Average Life Effective Duration S&P Ratings % Total Issue Type % Total AAA 10% G.O. Limited 6% AA 80% G.O. Unlimited 46% A 3% Revenue 48% Not rated 7% 100% 100% Municipal Securities U.S. Treasuries, $148.6mm, 4% SBA Securities, $148.3mm, 4% Agency Residential MBS, $251.8mm, 7% Agency Residential CMOs, $545.9mm, 14% Agency Commercial MBS, $1,089.5mm, 29% Private CMOs, $116.2mm, 3% Municipal Securities, $1,403.6mm, 37% Other, $99.1mm, 2% $3.8 Billion Total Portfolio (1)

Loans and Leases

Diversified Loan and Lease Portfolio ($ in millions) $ Mix $ Mix Real Estate Mortgage: Commercial 5,033 $ 31% 4,421 $ 29% Residential 2,521 15% 1,555 10% Total Real Estate Mortgage 7,554 46% 5,976 39% RE Construction & Land: Commercial 790 5% 669 4% Residential 887 5% 442 3% Total RE Construction & Land 1,677 10% 1,111 7% Total Real Estate 9,231 56% 7,087 46% Asset-based 2,958 18% 2,669 17% Venture capital 1,921 12% 1,935 13% Other commercial 1,947 12% 3,483 22% Total Commercial 6,826 42% 8,087 52% Consumer 398 2% 383 2% Total Loans HFI (1) 16,455 $ 100% 15,557 $ 100% (1) Net of deferred fees and costs 3/31/2018 3/31/2017 Commercial RE mortgage Residential RE mortgage Commercial Constr. & land Residential Constr. & land Asset - based Venture capital Other commercial Consumer As of March 31, 2018

Diversified Loan and Lease Portfolio

Loan and Lease Production of $788 Million in 1Q18 The weighted average rate on new production presents contractual rates and does not include amortized fees. Amortized fees added approximately 30 basis points to loan yields in 2017. $1,049 $1,078 $1,003 $1,556 $788 $1,057 $700 $722 $724 $747 $1,213 $956 $903 $729 $974 $732 $587 $638 $813 $936 $2,106 $1,778 $1,725 $2,280 $1,535 $1,945 $1,543 $1,541 $1,542 $1,910 4.0% 4.5% 5.0% 5.5% 6.0% $0 $500 $1,000 $1,500 $2,000 $2,500 Q1 Q2 Q3 Q4 Q1 2017 2018 Avg. Rate on Production Millions Production Disbursements Payoffs Paydowns Avg Production/Disbursement Avg Payoffs/Paydowns Rate on Production ($ in millions) Production/ Disbursement Payoffs/ Paydowns Net Change Rate on Production (1) 1Q18 1,535 $ 1,910 $ (375) $ 5.28% 4Q17 2,280 1,542 738 4.95% 3Q17 1,725 1,541 184 5.04% 2Q17 1,778 1,543 235 4.93% 1Q17 2,106 1,945 161 4.91%

Credit Quality

Credit Quality Trends[1]

($ in thousands)		1Q18	4Q17	3Q17	2Q17	1Q17
Nonaccrual Loans and Leases HFI	$	103,725	155,784	157,697	172,576	173,030
As a % of Loans and Leases HFI	%	0.63%	0.92%	1.00%	1.11%	1.11%
Nonperforming Assets (NPAs)	$	105,461	157,113	169,327	185,854	185,872
As a % of Loans and Leases & Foreclosed Assets	%	0.64%	0.93%	1.08%	1.20%	1.20%
Classified Loans and Leases HFI[2]	$	208,042	278,405	344,777	339,977	424,399
As a % of Loans and Leases HFI	%	1.26%	1.64%	2.20%	2.19%	2.73%
Credit Loss Provision	$	4,000	6,500	15,500	12,500	24,500
As a % of Average Loans and Leases (annualized)	%	0.10%	0.15%	0.40%	0.33%	0.64%
Trailing Twelve Months Net Charge-offs	$	49,723	62,957	53,991	56,802	36,287
As a % of Average Loans and Leases	%	0.31%	0.40%	0.35%	0.37%	0.24%
Allowance for Credit Losses (ACL)[3]	$	167,136	161,647	173,579	159,142	167,589
As a % of Loans and Leases HFI	%	1.01%	0.95%	1.11%	1.02%	1.08%
ACL / Nonaccrual Loans and Leases HFI	%	161.14%	103.77%	110.08%	92.22%	96.86%

(1) Amounts and ratios related to March 31, 2018 are for total loans and leases. Amounts and ratios for other periods are for Non-PCI loans and leases.
(2) Classified loans and leases are those with a credit risk rating of substandard or doubtful
(3) Allowance for credit losses includes allowance for loan and lease losses and reserve for unfunded commitments

PacWest Bancorp

First Quarter 2018 | PACW | p. 16

Key Credit Trends – Loans HFI Ratios related to March 31, 2018 are for total loans and leases. Ratios for other periods are for Non-PCI loans and leases. 1.08% 1.02% 1.11% 0.95% 1.01% 1Q17 2Q17 3Q17 4Q17 1Q18 ACL / Loans and Leases 2.73% 2.19% 2.20% 1.64% 1.26% 1Q17 2Q17 3Q17 4Q17 1Q18 Classified Loans and Leases/ Average Loans and Leases 1.11% 1.11% 1.00% 0.92% 0.63% 1Q17 2Q17 3Q17 4Q17 1Q18 Nonaccrual Loans and Leases / Loans and Leases 1.20% 1.20% 1.08% 0.93% 0.64% 1Q17 2Q17 3Q17 4Q17 1Q18 NPAs / Loans and Leases and Foreclosed Assets

Nonaccrual & Delinquent Loan and Lease Detail Amounts and ratios related to March 31, 2018 are for total loans and leases. Amounts and ratios related to December 31, 2017 are for Non-PCI loans and leases. Excludes loans held for sale at lower of cost or fair value at December 31, 2017. % of Loan % of Loan 3/31/2018 12/31/2017 ($ in thousands) Balance Category Balance Category Balance Balance Real estate mortgage: Commercial 19,116 $ 0.4% 65,563 $ 1.2% 23,505 $ 27,234 $ Residential 5,225 0.2% 3,350 0.1% 708 6,629 Total real estate mortgage 24,341 0.3% 68,913 0.9% 24,213 33,863 Real estate construction and land: Commercial - 0.0% - 0.0% - - Residential - 0.0% - 0.0% 2,605 2,081 Total R.E. construction and land - 0.0% - 0.0% 2,605 2,081 Commercial: Asset-based 32,838 1.1% 33,553 1.1% - 344 Venture capital 21,861 1.1% 29,424 1.4% - 5,959 Other commercial 24,434 1.3% 23,874 1.2% 663 2,436 Total commercial 79,133 1.2% 86,851 1.2% 663 8,739 Consumer 251 0.1% 20 0.0% 1,000 562 Total (2) 103,725 $ 0.6% 155,784 $ 0.9% 28,481 $ 45,245 $ 3/31/2018 Nonaccrual Loans and Leases (1) 12/31/2017 Accruing and 30 -89 Days Past Due (1)

Deposits

Does not include $2.1 billion and $1.5 billion of client investment funds held at March 31, 2018 and March 31, 2017, respectively. Deposit Detail Core: 87% Core: 78% Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 March 31, 2018 Noninterest - bearing demand deposits Interest checking deposits Money market deposits Savings deposits Non - core non - maturity deposits Time deposits $250,000 and under Time deposits over $250,000 March 31, 2017 ($ in millions) Deposit Category Amount % of Total Amount % of Total Noninterest-bearing demand deposits 8,232 $ 46% 6,790 $ 42% Interest checking deposits 2,076 11% 1,510 9% Money market deposits 4,677 26% 3,759 23% Savings deposits 677 4% 710 4% Total core deposits 15,662 87% 12,769 78% Non-core non-maturity deposits 585 3% 1,154 7% Total non-maturity deposits 16,247 90% 13,923 85% Time deposits $250,000 and under 1,482 8% 1,999 12% Time deposits over $250,000 350 2% 409 3% Total time deposits 1,832 10% 2,408 15% Total deposits (1) 18,079 $ 100% 16,331 $ 100% March 31, 2018 March 31, 2017

Deposit Portfolio Includes brokered deposits of $528 million with a weighted average maturity of 4 months and a weighted average cost of 1.45%. ($ in millions) Time Deposits Time Deposits Total $250,000 Over Time Time Deposit Maturities and Under $250,000 Deposits Due in three months or less 631 $ 107 $ 738 $ Due in over three months through six months 427 174 601 Due in over six months through twelve months 315 49 364 Due in over 12 months through 24 months 77 15 92 Due in over 24 months 32 5 37 Total 1,482 $ (1) 350 $ 1,832 $ March 31, 2018 $16.3 $16.9 $16.8 $18.9 $18.1 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.0 5.0 10.0 15.0 20.0 25.0 1Q17 2Q17 3Q17 4Q17 1Q18 Cost Balance ($ in Billions) Core Deposits Non-Core Deposits Cost of Interest-Bearing Deposits Cost of Total Deposits

Controlled Expenses

Source: SNL Financial. Peer data through 4Q17. Efficiency Ratio Trend 39.6% 39.3% 38.5% 40.6% 40.1% 40.1% 41.4% 40.3% 40.4% 41.0% 41.7% 65.7% 62.4% 64.2% 63.0% 61.6% 62.9% 62.9% 61.2% 59.5% 63.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 PACW Efficiency Ratio Median Efficiency Ratio Banks $15-$25B

Focus and Execution Drive Efficiency 54.0% 56.4% 60.7% 41.6% 38.5% 39.8% 40.8% 41.7% 2011 2012 2013 2014 2015 2016 2017 Q1'18 Efficiency Ratio $60 $70 $72 $147 $193 $203 $245 $238 2011 2012 2013 2014 2015 2016 2017 Q1'18 Average Branch Size ($ - M)

Non-GAAP Measurements

The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance and to enhance investors' overall understanding of such financial performance. These non-GAAP financial measures should not be considered a substitute for financial measures presented in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.

The table below presents reconciliations of certain GAAP to non-GAAP financial measures:

	PacWest Bancorp Consolidated				
($ in thousands, except per share amounts)	**March 31, 2018**	**December 31, 2017**	**September 30, 2017**	**June 30, 2017**	**March 31, 2017**
Tangible Common Equity Ratio & Tangible Book Value Per Share					
Stockholders' equity	$ 4,867,490	$ 4,977,598	$ 4,610,668	$ 4,559,905	$ 4,508,106
Less: Intangible assets	2,621,950	2,628,296	2,201,137	2,204,186	2,207,251
Tangible common equity	$ 2,245,540	$ 2,349,302	$ 2,409,531	$ 2,355,719	$ 2,300,855
Total assets	$ 24,149,330	$ 24,994,876	$ 22,242,932	$ 22,246,877	$ 21,927,254
Less: Intangible assets	2,621,950	2,628,296	2,201,137	2,204,186	2,207,251
Tangible assets	$ 21,527,380	$ 22,366,580	$ 20,041,795	$ 20,042,691	$ 19,720,003
Tangible common equity ratio (1)	10.43%	10.50%	12.02%	11.75%	11.67%
Tangible book value per share (2)	$ 17.75	$ 18.24	$ 19.84	$ 19.40	$ 18.95
Shares outstanding	126,537,871	128,782,878	121,449,794	121,448,321	121,408,133
Return on Average Tangible Equity					
Net earnings	$ 118,276	$ 84,037	$ 101,466	$ 93,647	$ 78,668
Average stockholders' equity	$ 4,901,207	$ 4,920,498	$ 4,592,489	$ 4,545,276	$ 4,503,675
Less: Average intangible assets	2,625,593	2,495,876	2,202,922	2,205,814	2,209,112
Average tangible common equity	$ 2,275,614	$ 2,424,622	$ 2,389,567	$ 2,339,462	$ 2,294,563
Return on average tangible equity (3)	21.08%	13.75%	16.85%	16.06%	13.90%

(1) Tangible common equity divided by tangible assets

(2) Tangible common equity divided by shares outstanding

(3) Annualized net earnings divided by average tangible common equity.

PacWest Bancorp

First Quarter 2018 | PACW | p. 25